Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill.
Goodwill

8 Goodwill

Accounting policy

Goodwill is not amortised but is reviewed for impairment annually. Goodwill is allocated to the cash-generating unit (CGU) that is expected to benefit from the acquisition. The goodwill is tested annually for impairment by comparing the recoverable amount to the carrying value of the CGUs. The CGUs identified by management are at the aggregated product operating levels of Orthopaedics, Sports Medicine, ENT and Advanced Wound Management, in the way the core assets are used to generate cash flows.

If the recoverable amount of the CGU is less than its carrying amount then an impairment loss is determined to have occurred. Any impairment losses that arise are recognised immediately in the income statement and are allocated first to reduce the carrying amount of goodwill and then to the carrying amounts of the other assets of the CGU.

When an acquired business included within a CGU ceases to operate permanently, then the acquired business no longer forms part of the CGU and is therefore tested for impairment on a standalone basis. The portion of goodwill allocated to this acquired business is measured based on its relative value within the CGU, unless another method is considered more appropriate.

In carrying out impairment reviews of goodwill, a number of significant assumptions have to be made when preparing cash flow projections. These include the future rate of market growth, discount rates, the market demand for the products acquired, the future profitability of acquired businesses or products, levels of reimbursement and success in obtaining regulatory approvals. If actual results should differ, or changes in expectations arise, impairment charges may be required which would adversely impact operating results.

When the composition of CGUs changed, goodwill would be allocated using a relative value approach at the date of the reorganisation similar to that used when an operation within a CGU is disposed of or a method that could provide a better allocation of goodwill to the reorganised units.

		2025	2024
	Notes	$ million	$ million
Cost and net book value
At 1 January		3,026	2,992
Exchange adjustment		82	(47)
Impairment		–	(65)
Acquisitions	21	–	146
At 31 December		3,108	3,026

Management has identified five CGUs in applying the provisions of IAS 36 Impairment of Assets: Orthopaedics, Sports Medicine, ENT, Advanced Wound Care & Devices and Bioactives.

For the purpose of goodwill impairment testing, the Advanced Wound Care & Devices and Bioactives CGUs have been aggregated (Advanced Wound Management), as this is the level at which goodwill is monitored and level at which the economic benefits relating to the goodwill within these CGUs is realised.

During 2025, no impairment losses were recognised and no acquisitions were completed.

During 2024, the Group announced its intention to close the Warwick manufacturing site that manufactures Birmingham Hip Resurfacing (BHR) products. As a result, goodwill of $63m relating to BHR was written-off. In addition, a $2m goodwill impairment charge was recorded as a result of disposal of certain products.

Goodwill is allocated to the Group’s CGUs as follows:

	2025	2024
	$ million	$ million
Orthopaedics	877	807
Sports Medicine	1,305	1,302
ENT	287	287
Advanced Wound Management	639	630
	3,108	3,026

Impairment reviews were performed as of September 2025 and September 2024 by comparing the recoverable amount of each CGU with its carrying amount, including goodwill. These were reviewed during December, taking into account any significant events that occurred between September and December.

The current challenging economic environment, including inflation, was considered in the goodwill impairment reviews. Additionally, severe downside sensitivity analyses have been undertaken on the base case scenario.

For each CGU, the recoverable amounts are based on value-in-use which is calculated from pre-tax cash flow projections for five years using data from the Group’s budget and strategic planning process, the results of which are reviewed and approved by the Board. The terminal growth rate is based on long term GDP growth. The initial five-year period (2024: three-year period) is in line with the Group’s strategic planning process. In determining the growth rates used in the calculations of the value-in-use, management considered annual revenue growth. Projections are based on anticipated volume and value growth in the markets served by the Group and assumptions as to market share movements. Each year the projections for the previous year are compared to actual results and variances are factored into the assumptions used in the current year.

The discount rates used in the value-in-use calculations reflect management’s assessment of risks specific to the assets of each CGU. Our determination of the discount rates is based on weighted average cost of capital (WACC) which includes a risk-free rate, based on market participant’s cost of equity, an equity risk premium specifically adjusted to the medical technology industry and after-tax cost of debt and reflects the risks inherent in the cash flows adjusted for CGU specific risk. The pre-tax rate is then calculated using WACC as a starting point.

8.1 Orthopaedics CGU

The cash flows used in the value-in-use calculation for the Orthopaedics CGU, which includes the Reconstruction and Trauma businesses, reflects management’s distinctive orthopaedic reconstruction strategy, which combines cutting-edge innovation, disruptive business models and a strong Emerging Markets platform to drive our performance.

The weighted average growth rate used to extrapolate the cash flows beyond the five-year period (2024: five-year period) in calculating the terminal value is 2.0% (2024: 2.0%). The pre-tax discount rate used in the Orthopaedics CGU value-in-use calculation reflects the geographical mix of the revenues and is 11.4% (2024: 11.4%).

8.2 Sports Medicine CGU

The cash flows used in the value-in-use calculation for the Sports Medicine CGU reflects growth rates and cash flows consistent with management’s strategy to maintain growth in Sports Medicine.

The weighted average growth rate used to extrapolate the cash flows beyond the five-year period (2024: five-year period) in calculating the terminal value is 2.0% (2024: 2.0%). The pre-tax discount rate used in the Sports Medicine CGU value-in-use calculation reflects the geographical mix of the revenues and is 11.3% (2024: 11.6%).

8.3 ENT CGU

The cash flow used in the value-in-use calculation for the ENT CGU reflects growth rates and cash flows consistent with management’s strategy.

The weighted average growth rate used to extrapolate the cash flows beyond the five-year period (2024: five-year period) in calculating the terminal value is 2.0% (2024: 2.0%). The pre-tax discount rate used in the ENT CGU value-in-use calculation reflects the geographical mix of the revenues and is 11.3% (2024: 11.0%).

8.4 Advanced Wound Management CGU

The aggregated Advanced Wound Management CGU comprises the Advanced Wound Care & Devices and Bioactives CGUs.

In performing the value-in-use calculation for this combined CGU, management considered the Group’s focus across the wound product, focusing on widening access to the customer, the higher added value sectors of healing chronic wounds and tissue repair using bioactives, and by continuing to improve efficiency.

The weighted average growth rate used to extrapolate the cash flows beyond the five-year period (2024: five-year period) in calculating the terminal value is 2.0% (2024: 2.0%). The pre tax discount rate used in the Advanced Wound Management CGU value-in-use calculation reflects the geographical mix and industry sector and is 11.0% (2024: 11.3%).

The value in use for all CGUs indicated sufficient headroom such that a reasonably possible change to key assumptions is unlikely to result in an impairment of the related goodwill.